                                                                    EXHIBIT 99.1


                          PURCHASE AND SALE AGREEMENT


         This Purchase and Sale Agreement (the "Agreement") is entered into this 17th day of May, 1996 by and between Blue Jay, Enterprises, Inc., a Delaware corporation ("Blue Jay"), Robert M. Bernstein ("Bernstein"), and the following shareholders of United Dynamatics Inc., a Delaware corporation ("UDI"): Vintage Enterprises Inc., a Delaware corporation; Capital Idea, Inc., a Colorado corporation; and EETC Inc., a Delaware corporation, Frank B. Holze and David M. Barrett (hereinafter the foregoing shareholders collectively are referred to as "Shareholders" and individually referred to as a "Shareholder").

         WHEREAS, Shareholders own 1,500 shares (the "UDI Shares") of common stock, no par value per share, of UDI (the "UDI Common Stock"), which constitute all of the issued and outstanding UDI Common Stock.

         WHEREAS, UDI owns all of the issued and outstanding stock of Dynamatic Corporation ("Dynamatic") and Kenosha Corporation ("Kenosha"), each a Delaware corporation.

         WHEREAS, Shareholders and Blue Jay desire that Blue Jay acquire the
UDI Shares in exchange for shares of common stock, $.001 par value per share, of Blue Jay ("Blue Jay Common Stock") that, together with the transfer of certain assets of Capital Idea, Inc. ("Capital Idea") to Blue Jay pursuant to a Purchase and Sale Agreement of even date herewith between Blue Jay and Capital Idea (the "Capital Idea Agreement") is intended to qualify as a tax-free transfer under Section 351(a) of the Internal Revenue Code of 1986, as amended, and upon completion of which UDI will be a wholly-owned subsidiary of Blue Jay; and

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                                   AGREEMENT:

                                   ARTICLE I

                               PURCHASE AND SALE

         1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, on the Final Closing Date (as hereinafter defined), the Shareholders, severally and individually, shall sell and deliver to Blue Jay, and Blue Jay shall purchase and accept from each Shareholder, the UDI Shares.

                                   ARTICLE II

                             CONSIDERATION: CLOSING

         2.1 Consideration. The consideration to be paid by Blue Jay for the UDI Shares shall be in the form of shares of Blue Jay Common Stock in the ratio of 3258.27 shares of newly issued Blue Jay Common Stock for each outstanding share of UDI Common Stock, or an aggregate 4,887,398 shares of Blue Jay Common Stock (the "Blue Jay Shares").

         2.2 Escrow Arrangement. The Shareholders, Blue Jay and Firstar Trust Company, as escrow agent (the "Escrow Agent"), have entered into an escrow agreement in the form attached hereto as Exhibit A ("the Escrow Agreement") pursuant to which, concurrently with the execution of this Agreement, (a) the Shareholders are delivering to the Escrow Agent the UDI Shares and (b) Blue Jay is delivering to the Escrow Agent the Blue Jay Shares, all of which shares shall be held by the Escrow Agent in accordance with the Escrow Agreement.

         2.3 Closing. The closing in escrow of the transactions contemplated hereby ("Escrow Closing") shall be held at Trafalgar Financial Services, Inc., 126 State Street, Boston, Massachusetts at 1:00 P.M. May 17, 1996. The "Final Closing Date" shall mean the date on which the Escrow Agent releases the documents pursuant to Section 3.1(a) of the Escrow Agreement which shall be the first business day following satisfaction of all closing conditions set forth in Article VIII and IX hereof.

         2.4     Deliveries on the Final Closing Date.  On the Final Closing
Date:

         (a) UDI, as representative of the Shareholders (in such capacity, the "Representative"), and Blue Jay shall deliver to the Escrow Agent the Notice of Release referred to in the Escrow Agreement;

         (b) The Escrow Agent shall deliver to Blue Jay certificates representing the UDI Shares, duly endorsed for transfer or in blank; and

         (c) The Escrow Agent shall deliver to the Representative certificates representing the Blue Jay Shares in the amounts set forth on
Schedule 2.4 hereto.

                                  ARTICLE III

           INDIVIDUAL AND SEVERAL REPRESENTATIONS OF THE SHAREHOLDERS

         In order to induce Blue Jay to enter into this Agreement, each of the Shareholders, severally and individually, makes the following representations and warranties to Blue Jay.

         3.1 Ownership of Shares. Such Shareholder is the record and beneficial owner of the kind and number of UDI Shares as are set forth opposite such Shareholder's name on Schedule 3.1 hereto. Such Shareholder owns such shares free and clear of all liens, encumbrances, pledges, claims and other security interests and all such shares are validly issued, fully paid and nonassessable (except to the extent otherwise provided by Section
180.0622(2)(b) of the Wisconsin Statutes). None of the UDI Shares owned by such Shareholder is subject to any marital property or other agreement, judgment, order, voting trust or proxy or other agreement which either limits or restricts such Shareholder's absolute authority to transfer its UDI Shares as herein provided or requires the holder thereof to vote such shares in any particular manner.

         3.2 Enforceability; Conflicting Obligations. Such Shareholder has all necessary power and authority to enter into and consummate the transactions contemplated by this Agreement in accordance with its terms and to sell to Blue Jay the number of UDI Shares set forth opposite such Shareholder's name on
Schedule 3.1 hereto. This Agreement has been duly authorized by such Shareholder and is such Shareholder's valid and binding obligation, enforceable against such Shareholder in accordance with its terms. The execution and delivery by such Shareholder of this Agreement do not, and the consummation of the sale of the UDI Shares by such Shareholder contemplated hereby will not, conflict with or violate the provisions of any order, writ, decree, agreement, contract, restriction or organizational documents to which such Shareholder is a party or to which such Shareholder is bound.

                                   ARTICLE IV

             JOINT AND SEVERAL REPRESENTATIONS OF THE SHAREHOLDERS

         In order to induce Blue Jay to enter into this Agreement, the Shareholders, jointly and severally, make the following representations and warranties to Blue Jay.

         4.1 Organization and Qualification. Each of UDI, Dynamatic and Kenosha is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         4.2     Capitalization.

         (a) Company. The entire authorized capital stock of UDI consists of 1,500 shares of UDI Common Stock, all of which are issued and outstanding and owned by the Shareholders. Except as set forth on Schedule 4.2 hereof, there are no outstanding options, warrants, convertible securities or other rights to subscribe for or acquire any capital stock or securities convertible into capital stock of UDI.

         (b) Subsidiaries. Dynamatic and Kenosha (the "Subsidiaries") constitute the only wholly-owned subsidiaries of UDI. The authorized capital stock of Dynamatic consists of 1,500 shares of common stock, no par value per share, of which all 1,500 shares are issued and outstanding, and the authorized capital stock of Kenosha consists of 1,500 shares of common stock, no par value, of which all 1,500 shares are issued and outstanding. All such issued and outstanding shares of Dynamatic and Kenosha are owned by UDI free and clear of all liens, encumbrances, pledges, claims and other security interests.

         4.3 Litigation. Except as set forth on Schedule 4.3, there are no claims, suits, actions, arbitrations, administrative proceedings or investigations, pending or, to UDI's knowledge, threatened against UDI or either Subsidiary that could have a material adverse effect on the financial condition of UDI and the Subsidiaries, taken as a whole, or restrict the ability of the Shareholders to consummate the transaction contemplated by this Agreement.

         4.4 Financial Information. The financial information of UDI that has been previously provided to Bernstein fairly presents in all material respects the financial position of UDI as of the dates indicated, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein.

         4.5 Investment Intent. The Blue Jay Shares being acquired by the Shareholders hereunder are being acquired for investment and not with a view toward distribution thereof. The Shareholders acknowledge that such shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws and may be resold only pursuant to an effective registration covering such shares or pursuant to an available exemption from registration. The Shareholders further acknowledge that the certificates representing the Blue Jay Shares shall bear the following legend:

         The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, but have been issued in reliance upon exemptions therefrom. The securities may not be offered, sold, pledged or otherwise transferred without registration under the Act or the opinion of counsel satisfactory to the Corporation that an exemption from registration is available or that such transfer may otherwise lawfully be made.

         4.6 Brokers. Neither the Shareholders, UDI, nor either of the Subsidiaries has incurred or made commitments for any brokerage, finders' or similar fees in connection with the transactions contemplated by this Agreement, except the engagement letter, dated April 15, 1996, among Trafalgar Financial Services, Inc., UDI and Capital Idea, Inc.

         4.7 Representations and Warranties True and Correct. The representations and warranties contained herein, and all other documents, certifications, materials and written statements or written information concerning UDI or the Subsidiaries given to Blue Jay by or on behalf of the Shareholders do not include any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein in order to make the statements herein or therein, in light of the circumstances under which they are made, not misleading.





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                                   ARTICLE V

                          REPRESENTATIONS OF BLUE JAY

         In order to induce the Shareholders to enter into this Agreement, Blue Jay and Robert M. Bernstein, jointly and severally, make the following representations and warranties to the Shareholders.

         5.1 Organization. Blue Jay is duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite power and authority to own, lease and operate its properties and to conduct its business as currently operated and conducted.

         5.2 Capitalization of Blue Jay. The authorized capital stock of Blue Jay consists of 50,000,000 shares of Common Stock, $.001 par value per share, of which 724,059 shares are issued and outstanding. All of such outstanding shares have been issued pursuant to and in accordance with effective registration statements under the 1933 Act and in compliance with applicable state securities laws or pursuant to valid exemptions from registration under the 1933 Act and any applicable state securities laws and rules and regulations under such laws. All of the outstanding shares of Blue Jay Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are free of preemptive rights. There are no other shares of capital stock or other equity securities (or debt securities with any voting rights or convertible into securities with any voting rights) of Blue Jay outstanding and no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of capital stock of Blue Jay, except for an option ("Option") granted to Bernstein pursuant to an Option Agreement (the "Option Agreement") of even date herewith in the form of Exhibit C hereto,

         5.3 Authorization. Blue Jay has full power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Blue Jay's Board of Directors and no other corporate proceedings on the part of Blue Jay are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by Blue Jay and is the legal, valid and binding obligation of Blue Jay, enforceable against Blue Jay in accordance with its terms. The Blue Jay Common Stock to be issued hereunder and under the Capital Idea Agreement, when issued in accordance with the terms of this Agreement and the Capital Idea Agreement, respectively, will be validly issued, fully paid and nonassessable.

         5.4 Reports and Financial Statements. Blue Jay has filed all reports on Form 10-Q, Form 10-QSB and Form 10-K required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the

"1934 Act") since 1986 (collectively, the "SEC Reports"). Each of the balance sheets (including the related notes) included in the SEC Reports fairly presents in all material respects the financial position of Blue Jay as of the date thereof, and each of the income statements and statements of cash flow (including the related notes) included therein fairly present in all material respects the results of operations and cash flows of Blue Jay for the period or as of the date set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.

         5.5 Litigation. There are no claims, suits, actions, arbitrations, administrative proceedings or investigations, pending or, to Blue Jay's or Bernstein's knowledge, threatened against Blue Jay or Bernstein that could have a material adverse effect on Blue Jay or restrict the ability of Blue Jay to consummate the transactions contemplated by this Agreement or the other agreements referred to herein.

         5.6 Investment Intent. The UDI Shares are being acquired for investment and not with a view toward distribution thereof. Blue Jay acknowledges that such shares have not been registered under the 1933 Act or any state securities laws and may be resold only pursuant to an effective registration covering such shares or pursuant to an available exemption from registration. Blue Jay further acknowledges that the certificates representing the UDI Shares shall bear the legend set forth in Section 4.5 hereof:

         5.7 Brokers. Neither Blue Jay nor Bernstein has incurred or made commitments for, any brokerage, finders' or similar fees in connection with the transactions contemplated by this Agreement,

         5.8 Representations and Warranties True and Correct. The representations and warranties contained herein, and all other documents, certifications, materials and written statements or written information given to the Shareholders by or on behalf of Blue Jay, do not include any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein in order to make the statements herein or therein, in light of the circumstances under which they are made, not misleading.


                                   ARTICLE VI

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

         6.1 Survival of Representations. None of the representations or warranties made by any party to this Agreement shall survive the Final Closing Date, unless the party making the representation or warranty knew such representation or warranty was false at the time it was made or as of the Final Closing Date.

         6.2     Agreement to Indemnify.





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
         (a) Bernstein shall indemnify, defend and hold harmless the Shareholders, UDI, the Subsidiaries, and each officer, director, employee and agent thereof (collectively the "Indemnified Parties"), from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including interest, penalties and reasonable attorneys, fees expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by any Indemnified Party, directly or indirectly, during the one-year period following the Closing, by reason of or resulting from any claims by stockholders of Blue Jay challenging the fairness of the transactions contemplated by this Agreement or any claims by stockholders of Blue Jay arising out of any transaction by or activities of Blue Jay prior to the Closing Date.

         (b) The obligations of Bernstein set forth in paragraph (a) above shall be secured by and limited to a pledge by Bernstein to UDI, as representative of the Indemnified Parties, of shares of Blue Jay Common Stock and the Option Agreement pursuant to the Pledge Agreement in substantially the form of Exhibit D attached hereto (the "Pledge Agreement").

         (c)     For purposes of satisfying any claim for Damages under this
Section 6.2, the value of the Blue Jay Common Stock pledged shall be the average of the daily market prices of the Blue Jay Common Stock for the 10 trading days immediately preceding final agreement between Bernstein and the Indemnified Parties, or final adjudication by a court of competent jurisdiction, of such claim. For purposes of this Section 6.2(c), the market price for each trading day shall be the closing price on such day on the principal securities exchange or market in which the Blue Jay Common Stock is then traded or, if no sale takes place on such day, the average of the closing bid and asked prices on such day.

                                  ARTICLE VII

                    COVENANTS PENDING THE FINAL CLOSING DATE

         7.1 Operation of Business. From the date hereof and until the Final Closing Date, without the prior written consent of the Representative, Blue Jay shall not:

         (a) Increase Compensation. Grant or promise any increase in compensation to any shareholder, officer or director or employee, nor, by means of any bonus, profit-sharing, incentive compensation payment, pension, retirement, medical hospitalization, life insurance or other insurance plan or plans, or otherwise, increase in any amount the benefits or compensation of any such employees, directors or officers;

         (b) Employment and Labor Contracts. Enter into, amend or renew or extend any employment contract or collective bargaining agreement;





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
         (c) Disposition of Assets. Sell or dispose of, or encumber, mortgage or pledge any asset;

         (d) Capital Expenditures. Make any capital expenditures or enter into any lease of capital equipment or real estate;

         (e) Contracts. Enter into any contract, except as contemplated by this Agreement;

         (f) Create or Incur Indebtedness. Enter into any transaction, or create, assume, incur or guarantee any indebtedness;

         (g) Issue Stock; Distributions on Stock. Except for the Option Agreement and any Blue Jay Common Stock to be issued thereunder, authorize or issue any shares of capital stock or other securities convertible into or exercisable for capital stock, or declare or pay any dividend or make any sale of, or distribution with respect to, any capital stock or directly or indirectly redeem, purchase or otherwise acquire any capital stock;

         (h) Accounting Procedures. Change any accounting procedures or practices or its financial structure;

         (i) Charter Amendments. Make any amendments to or changes in its certificate of incorporation or bylaws;

         (j) Breach of Contract. Perform any act, or attempt to do any act, or permit any act or omission to act, which will cause a breach of any contract, agreement, instrument, document, lease, license, permit, indenture or other obligation to which it is a party or to which it is bound,

         7.2 Access Prior to Final Closing. Blue Jay shall permit the Shareholders and their counsel, accountants and other representatives full access during normal business hours to all of the offices, properties, books and records and contracts of Blue Jay in order that the Shareholders may have full opportunity to make such investigations as they shall desire of Blue Jay in connection with the transactions contemplated by this Agreement, and shall furnish the Shareholders during such period with all such additional financial and operating data and other information as the Shareholders or their representatives may from time to time reasonably request.

         7.3 Blue Jay Acquisition Proposals. From and after the date hereof and until the earlier of the consummation of the transactions contemplated by this Agreement or the termination of this Agreement, neither Blue Jay nor Bernstein shall (a) solicit or authorize any person to solicit, directly or indirectly, any inquiries, proposals or offers from any person relating to any acquisition or purchase of all or substantially all the assets of, or any equity interest in, or any merger, consolidation or business combination with, Blue Jay (a "Blue Jay Acquisition Transaction"), (b) enter into any agreement with respect to any Blue Jay





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
Acquisition Transaction, or (c) participate in any negotiations regarding, cooperate with, facilitate or encourage a Blue Jay Acquisition Transaction or furnish to any other person any non-public information concerning Blue Jay in connection therewith. Blue Jay shall immediately notify the Shareholders if any proposal or offer with respect to a Blue Jay Acquisition Transaction is received by Blue Jay and communicate to the Representative the terms of any such proposal or offer.

         7.4 UDI Acquisition Proposals. From and after the date hereof and until the earlier of the consummation of the transactions contemplated by this Agreement or the termination of this Agreement, UDI shall not (a) solicit or authorize any person to solicit, directly or indirectly, any inquiries, proposals or offers from any person relating to any acquisition or purchase of all or substantially all the assets of, or any equity interest in, or any merger, consolidation or business combination with, UDI (a "UDI Acquisition Transaction"), (b) enter into any agreement with respect to any UDI
Acquisition Transaction, or (c) participate in any negotiations regarding, cooperate with, facilitate or encourage a UDI Acquisition Transaction or furnish to any other person any non-public information concerning UDI in connection therewith, UDI shall immediately notify Blue Jay if any proposal or offer with respect to a UDI Acquisition Transaction is received by UDI and communicate to Blue Jay the terms of any such proposal or offer.

                                  ARTICLE VIII

                CONDITIONS OF SHAREHOLDERS' OBLIGATION TO CLOSE

         The obligation of the Shareholders to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction and fulfillment, prior to the Final Closing Date of each of the following express conditions precedent:

         8.1 Representation and Warranties. The representations and warranties in this Agreement made by Blue Jay and Bernstein shall be true and correct in all respects as of and on the Final Closing Date,

         8.2 Performance of Covenants and Obligations. Blue Jay shall have performed and complied with all of its covenants, agreements and obligations under this Agreement which are to be performed or complied with by Blue Jay prior to or on the Final Closing Date,

         8.3 Closing of Capital Idea, Inc, Agreement. The transactions contemplated by the Capital Idea Agreement shall have been consummated prior to or concurrently with the Final Closing Date,

         8.4 Bernstein Agreements. Bernstein shall have cancelled Blue Jay's Convertible Note dated January 16, 1988 in the principal amount of $10,000 for Blue Jay's agreement to pay all liabilities of Blue Jay to Bernstein and others as of the date hereof in an





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
amount not to exceed $25,000 which will be paid within 60 days of the Final Closing Date and (ii) executed a Consulting Agreement in the form attached hereto as Exhibit E.

         8.5 Pledge Agreement. Bernstein shall have executed and delivered to the Representative the Pledge Agreement.

         8.6 Investigation of Blue Jay. The Shareholders shall have completed their review of such books, records, accounts, contracts and documents of or relating to the financial condition, liabilities, results of operations, business and prospects of Blue Jay and such other inquiries or investigations as they deem necessary or advisable and the results of such review and investigation shall be satisfactory to the Shareholders in their sole discretion. Without limiting the generality of the foregoing, the Shareholders shall be satisfied that (a) Blue Jay has no liabilities or obligations, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not fully reflected on the balance sheet of Blue Jay as of March 31, 1996, (b) there are no claims, suits, actions, arbitrations, administrative proceedings or investigations pending or threatened against Blue Jay that could have a material adverse effect on Blue Jay, (c) that the Blue Jay Common Stock to be issued pursuant to this Agreement and the Capital Idea Agreement when issued will be validly issued, fully paid and nonassessable and
(d) there is no reasonable basis for the assertion against Blue Jay of any liability or obligation or for the assertion or commencement of any such claim, suit, action, arbitration,, administrative proceeding or investigation.

                                   ARTICLE IX

                  CONDITIONS TO BLUE JAY'S OBLIGATION TO CLOSE

         The obligation of Blue Jay to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction and fulfillment, prior to and on the Final Closing Date:

         9.1 Representations and Warranties. The representations and warranties in this Agreement made by the Shareholders shall be true and correct in all respects as of and on the Final Closing Date.

         9.2 Performance of Covenants and Obligations. The Shareholders shall have performed and complied with all of their material covenants and obligations under this Agreement.

         9.3 Closing of the Capital Idea Agreement. The transactions contemplated by the Capital Idea Agreement shall have been consummated prior to or on the Final Closing Date.

         9.4 Investigation of UDI. Blue Jay shall have completed its review of such books, records, accounts, contracts and documents of or relating to the financial condition, liabilities, results of operations, business and prospects of UDI and such other inquiries or investigations as it deems necessary or





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
advisable and the results of such review and investigation shall be satisfactory to Blue Jay in its sole discretion,

                                   ARTICLE X

                                OTHER AGREEMENTS

         10.1 Cooperation: Public Announcements. The Shareholders and Blue Jay shall cooperate fully with each other and their respective counsel and accountants in connection with any actions that may be required to be taken in order to satisfy their respective obligations under this Agreement. The Shareholders and Blue Jay shall cooperate with each other in the preparation of any press releases in connection with the transactions contemplated by this Agreement and in the preparation and filing of any documents with the Securities and Exchange Commission or any state securities agency required as a result of such transactions. Except upon the advice of counsel or as may be required by law (and in either case upon notice to the other party), neither the Shareholders nor Blue Jay will, without prior consultation with the other, make any press release or announcement to the public concerning the transactions contemplated by this Agreement.

         10.2 Confidentiality. Each party to this Agreement understands that certain information which it has been furnished and will be furnished in connection with this Agreement is confidential and proprietary, and agrees that it will maintain the confidentiality of such information and will not disclose it to others or use it, except in connection with the transaction contemplated hereby, without the consent of the party furnishing such information. Information which is generally known in the industry concerning a party or among such party"s creditors, generally, or which has been disclosed to the other party by third parties which have right to do so, shall not be deemed confidential or proprietary information for these purposes. In the event that a party is at any time requested or required (by oral questions, interrogatories, requests for information or documents, subpoena or similar process) to disclose any information supplied to such party in connection with such transaction, such party agrees to provide the party furnishing such information with prompt notice of such request(s) so that the party furnishing such information may seek an appropriate protective order and/or waive compliance of the party receiving such information with the terms of this Section 10.2. Notwithstanding the terms of this Section 10,2, if, in the absence of a protective order or the receipt of a waiver hereunder, the party receiving such information is nonetheless, in the opinion of its counsel,, required to disclose information obtained in connection with such transaction or else stand liable for contempt or suffer other censure or penalty, the party receiving such information may disclose such information, to the extent and in the manner so required, without liability hereunder, In the event that such transaction is not consummated, each party agrees to promptly return all confidential materials (and all copies thereof) which have been furnished to him regarding the business and financial condition of the other party, including all financial statements,





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
reports, contracts, customer lists, accounts, records, tax returns, data, plans, processes and trade secrets except to the extent any such documents shall otherwise be publicly available.

         10.3 Directors. On or prior to the Closing Date, the Board of Directors of Blue Jay shall take all action necessary (including amending the bylaws of Blue Jay) to elect to the Board of Directors five persons designated by the Shareholders. Immediately upon consummation of the Closing, all directors of Blue Jay, other than the persons designated by the Shareholders, shall resign as directors.

                                   ARTICLE XI

                                  TERMINATION

         11.1 Termination. This Agreement may be terminated in the following circumstances:

                 (a) By mutual consent of the Shareholders and Blue Jay;

                 (b) By the Shareholders in the event the conditions in Article VIII of this Agreement are not satisfied or waived on or before July 31, 1996, 1996;

                 (c) By Blue Jay in the event the conditions in Article IX of this Agreement are not satisfied or waived on or before July 31, 1996.

         11.2 Effect of Termination. In the event this Agreement is terminated pursuant to this Article XI, this Agreement shall be void and have no further force and effect.

                                  ARTICLE XII

                                 MISCELLANEOUS

         12.1 Notices. Etc. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, telegram, telex or telecopy (receipt confirmed) or seventy-two hours after being mailed, first call, certified mail, postage prepaid:

                                        (a)   To Blue Jay:

                                              Blue Jay Enterprises, Inc.
                                              11835 West Olympic Boulevard
                                              East Tower 705
                                              Los Angeles, CA 90064
                                              (310)208-5589, Fax: (310)473-3177

                                              Attention: Robert M. Bernstein

                                              With copies to:

                                              Joseph M. Berl
                                              Baker & Hostetler
                                              1050 Connecticut Ave,, N.W.
                                              Washington, DC 20036-5304
                                              (202) 861-1500; Fax:

                                              Timothy Smoot, Esq.
                                              7002 Moody Street
                                              Suite 112
                                              LaPalma, CA 90623
                                              (310)402-1801, Fax: (310)402-0643

                                        (b)   To Bernstein:

                                              Robert M. Bernstein
                                              c/o Blue Jay Enterprises, Inc.
                                              11835 West Olympic Boulevard
                                              East Tower 705
                                              Los Angeles, CA 90064
                                              (310)208-5589, Fax: (310)473-3177


                                              With a copy to:
                                              C. Timothy Smoot, Esq.
                                              Suite 112
                                              7002 Moody Street
                                              LaPalma, CA 90623-1181
                                              (310)402-1801, Fax: (310)402-0643


                                        (c)   To Shareholders:

                                              United Dynamatics, Inc.
                                              118 Pickering Way, Suite 104
                                              Exton, Pennsylvania 19341
                                              (610)363-8237; Fax: (610)524-8715
                                              Attention: C. Eugene Hutcheson


                                              With copies to:

                                              Peggy E. Brever, Esq.
                                              Michael Best & Friedrich
                                              100 East Wisconsin Avenue
                                              Milwaukee, WI 53202
                                              (414)271-6560: Fax: (414)277-0656

                                              Barrett & Schuler
                                              1000 Thomas Jefferson Street
                                              Suite 305
                                              Washington, DC 20007
                                              Attention: David M. Barrett
                                              (202)728-0888: Fax: (202) 296-7490

         12.2 Entire Agreement. This Agreement supersedes any other discussions and agreement between the parties hereto with respect to the matters contained herein, and this Agreement and the agreements to be executed and delivered pursuant hereto and thereto contain the sole and entire agreement between the parties hereto with respect to the transactions contemplated herein and therein.

         12.3 Amendments and Waivers. This Agreement may be amended only by an instrument in writing executed by the party against whom enforcement of the amendment is sought. The president or any vice president of any corporate party may by a signed writing give any consent, take any action, waive any inaccuracies in representations or other compliance by any other party to any of the covenants or conditions herein, modify the terms of this Agreement to take any other action deemed by him to be necessary or appropriate to consummate the transactions contemplated by this Agreement.

         12.4 Counterparts; Headings. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings herein set out are for convenience of reference only and shall not be deemed a part of this Agreement.

         12.5 Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. The Shareholders shall have the right to assign all or any portion of their rights under this Agreement to any of their affiliates at any time without the consent of Blue Jay or Bernstein; provided, however, that notwithstanding such assignment, the assigning Shareholder(s) shall remain obligated to Blue Jay pursuant to the terms and conditions of this Agreement.

         12.6 Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                       BLUE JAY ENTERPRISES, INC.


                                       By:
                                          --------------------------------
                                          Robert M. Bernstein
                                          President


                                          --------------------------------
                                          Robert M. Bernstein



                                       VINTAGE ENTERPRISES, INC.


                                       By:
                                          --------------------------------
                                          Laurence W. Wilson
                                          President



                                       E.E.T.C., Ltd.

                                       By:
                                          --------------------------------
                                          Frank B. Holze
                                          President


                                          --------------------------------
                                          Frank B. Holze


                                       CAPITAL IDEA, INC.


                                       By:
                                          --------------------------------
                                          C. Eugene Hutcheson
                                          President


                                          --------------------------------
                                          Charlotte E. Doremus
                                          Secretary


                                          --------------------------------
                                          David M. Barrett